UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2023

PishPosh, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-41623	88-2267409
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1915 Swarthmore Avenue
Lakewood, New Jersey 08701
(Address of Principal Executive Offices) (Zip Code)

(813) 659-5921
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Director

On September 8, 2023, the Company’s Board of Directors (“Board”) increased the size of the Board from five directors to six directors and, effective as of September 15, 2023, the Board appointed Hank Cohn as a director to fill the vacancy created by such increase in the size of the Board.

Mr. Cohn has over 28 years of experience across a variety of industries including software, technology, financial services, medical software, ambulatory care and business management. From 2006- 2009 Mr. Cohn served as the CEO of PracticeOne, a medical software company, where he was responsible for restructuring the company and brought the Company from a $2.5 million loss per annum to profitability in six months. Following the sale of PracticeOne in 2009, Mr. Cohn has served as the Owner of P1 Billing which provides a full suite of revenue cycle services to physicians and medical clinics. In 2017, Mr. Cohn co-founded New Hope Ranch, a residential treatment center in Texas, where he served as CEO and led the company to reaching profitability within one year of founding, and eventually sold New Hope Ranch to Discovery Behavioral Health in 2021. In 2021, Mr. Cohn, then co-founded Harmony Road Recovery, an outpatient mental health and substance abuse clinic, where he currently serves as CEO/Co-founder. Mr. Cohn also has experience within the financial services industry, servicing as the Vice President of Atlas Capital Services from 2002-2003 and Associate at the Middleton Group, LLC from 1999-2001. Mr. Cohn graduated from Beth Medrash Govoha with a Bachelor of Arts in 1992 and a Master of Arts in 1994 and graduated from Baruch College with an MBA in Finance and Investments.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2023	PishPosh, Inc.

	By:	/s/ Charlie Birnbaum
	Name:	Charlie Birnbaum
	Title:	Chief Executive Officer